UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 12, 2012 (September 6, 2012)
Date of Report (date of earliest event reported)

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AMERICAN REALTY CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

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Maryland	001-35439	71-1036989
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022
(Address of principal executive offices, including zip code)

(646) 937-6900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

American Realty Capital Trust, Inc., a Maryland corporation (the “Company”), and American Realty Capital Operating Partnership, L.P., a Delaware limited partnership of which the Company is the sole general partner (the “Operating Partnership” and together with the Company, the “Obligors”), entered into an Incentive Listing Fee Note Agreement on September 6, 2012 and a First Amendment to Incentive Listing Fee Note Agreement on September 10, 2012 (as amended, the “Incentive Listing Fee Note Agreement”) with AR Capital, LLC, a Delaware limited liability company (the “Sponsor”). The Sponsor is majority-owned and controlled by Nicholas S. Schorsch, the Company’s Chairman of the Board of Directors (the “Board”) and William M. Kahane, the Company’s Chief Executive Officer, President and Director.

The Sponsor was the sponsor of the Company. Prior to March 1, 2012, the Company operated as a non-exchange-traded real estate investment trust (“REIT”) and its day-to-day business and operations were managed by American Realty Capital Advisors, LLC, a Delaware limited liability company wholly-owned by the Sponsor (the “Former Advisor”). On March 1, 2012, the Company internalized its management and provided notice of termination of its advisory agreement with the Former Advisor and listed its shares of common stock on The NASDAQ Global Select Market (the “Listing”). In connection with the Company’s initial public offering of shares of its common stock on a “best efforts” basis pursuant to its Registration Statement (File No. 333-145949) (the “IPO”), (i) the Company agreed to pay to the Sponsor a subordinated incentive listing fee (the “Subordinated Incentive Listing Fee”) if the investors in the IPO received certain returns from the Company following the Listing (as described below) and (ii) the Company separately agreed to pay the Subordinated Incentive Listing Fee to the Sponsor in the form of a convertible three (3) year promissory note in a form that was previously agreed to by the Company and the Sponsor (the “Subordinated Incentive Listing Fee Note”), and the Operating Partnership agreed to be jointly and severally liable with the Company in respect of the issuance of, and payment with respect to, the Subordinated Incentive Listing Fee Note if and when such note is issued.

On September 6, 2012, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Realty Income Corporation, a Maryland corporation (“Realty”), and its direct wholly-owned subsidiary, Tau Acquisition LLC, a Delaware limited liability company (“Merger Sub”), which provides for the merger of the Company with and into Merger Sub with Merger Sub surviving as a wholly-owned subsidiary of Realty (“Merger”). The Merger Agreement was previously filed by the Company as an exhibit to the Company’s Current Report on Form 8-K on September 6, 2012. In connection with certain requests and negotiation related to the Company’s entry into the Merger Agreement, the Obligors (acting through and at the direction of the Company’s independent directors) and the Sponsor agreed to modify the terms of the Subordinated Incentive Listing Fee Note, if and to the extent issued, to (i) add a cap of $76,000,000 on its principal amount, (ii) add a floor of $58,600,000 on its principal amount, (iii) provide that, until October 31, 2012, such note shall be due and payable upon demand on not less than five (5) business days’ prior written notice by the Sponsor and (iv) eliminate the Sponsor’s right to convert the principal amount of the Subordinated Incentive Listing Fee Note into shares of the Company’s common stock. In connection with and as a result of the Listing and the negotiations among Realty, the Sponsor and the Obligors regarding the revised terms of the Subordinated Incentive Listing Fee Note, the Obligors and the Sponsor memorialized the Obligors’ obligation to issue, and the Sponsor’s right to receive, the Subordination Incentive Listing Fee Note, upon the terms and subject to the conditions set forth in the Incentive Listing Fee Note Agreement.

Pursuant to the Incentive Listing Fee Note Agreement, if the excess of (I) the sum of (a) the market value of the Company’s common stock, based on the average market value of the shares issued and outstanding at the Listing over the 30 trading days beginning 180 days after the Listing plus (b) distributions paid by the Company from and after May 21, 2008 and prior to the Listing exceeds (II) the sum of (c) the total amount of capital raised from stockholders during the IPO and (d) the amount of cash flow necessary to generate a 6.0% annual cumulative, non-compounded return to such stockholders through the date of the Listing (the excess of clause (I) over clause (II) being hereinafter referred to as the “Excess Value Amount”), then the Obligors, jointly and severally, shall issue to the Holder the Subordinated Incentive Listing Fee Note, in a principal amount equal to 15% of the Excess Value Amount; provided, however, that the principal amount of the Subordinated Incentive Listing Fee Note (x) will not be less than $58,600,000 and (y) will not be more than $76,000,000.

Copies of the Incentive Listing Fee Note Agreement and the First Amendment to Incentive Listing Fee Note Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference. The foregoing summary descriptions of the Incentive Listing Fee Note Agreement and the First Amendment to Incentive Listing Fee Note Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Incentive Listing Fee Note Agreement and the First Amendment to Incentive Listing Fee Note Agreement, respectively.

The information under Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cap on Existing OPP Agreement Awards and Annual Incentive Plan

In connection with entering into the Merger Agreement, management of the Company determined, subject to the consummation of the Merger, that the value of the awards issuable under the OPP Agreements and the Annual Plan (each as defined below) will be capped and reduced such that the aggregate value of all such awards does not exceed $22,000,000. In connection with such reduction and cap, on September 6, 2012, the Company and the Operating Partnership entered into Omnibus Amendments to 2012 Outperformance Award Agreements and Releases (the “OPP Amendments”) with Messrs. Schorsch and Kahane (collectively, the “Grantees”). The OPP Amendments were required under the Merger Agreement.

The OPP Amendments amended the 2012 Outperformance Award Agreements (the “OPP Agreements”) between the Company, the Operating Partnership and the Grantees and result in a reduction of the number of Award LTIP Units (as defined in the OPP Agreements), which represent operating partnership units that are structured as a profits interest in the Operating Partnership of each Grantee that would have otherwise become vested in connection with the Merger.

Pursuant to the OPP Amendments, subject to the consummation of the transactions contemplated under the Merger Agreement, effective as of immediately prior to the Effective Time (as defined in the Merger Agreement), the parties agreed that the number of vested and earned LTIP Units under the OPP Agreements shall be based on a reduced value of $19,000,000 (allocated $14,825,000 for Mr. Schorsch and $4,175,000 for Mr. Kahane) divided by $11.506 (the average closing trading price of the Company’s common stock during the ten-day trading period ending August 27, 2012). As a result, Messrs. Schorsch and Kahane will earn an aggregate of 1,288,458 and 362,854 fully vested Award LTIP Units, respectively (the “Earned Award LTIP Units”), and the remainder of their Award LTIP Units shall be automatically cancelled and forfeited without payment of any consideration. The Earned Award LTIP Units will be subject to adjustment in accordance with the Merger Agreement.

The OPP Amendments provide that, in full satisfaction of the Grantee’s rights under the Company’s Annual Incentive Compensation Plan (the “Annual Plan”), on the date on which the Effective Time occurs the Company shall pay to each of the Grantees a reduced lump-sum cash payment in the amount of $1,500,000, less any applicable tax withholdings.

Based on current performance, the estimated aggregate value of the OPP Agreements and the Annual Plan, measured based on an assumed transaction price in the Merger of $12.05 per share of the Company’s common stock, as determined by a third party independent compensation consulting firm, is approximately $31,500,000. Such estimated value is greater than the aggregate value of $22,000,000 that the Grantees have agreed to receive under the OPP Agreements and the Annual Plan pursuant to the OPP Amendments.

The Grantees agreed to release the Company, the Operating Partnership, Realty, Merger Sub and other related parties from any claims relating to the OPP Agreements and the Annual Plan other than each Grantee’s rights under his respective OPP Amendment.

Further, pursuant to the OPP Amendments, on September 6, 2012, Messrs. Schorsch and Kahane transferred and assigned 830,002 and 234,660 unvested Award LTIP Units, respectively, to ARC Real Estate Partners, LLC, which transfers were approved by the Committee. As of the Effective Time, such transferred Award LTIP Units shall be fully vested and not subject to forfeiture and shall be deemed Earned Award LTIP Units. Such Earned Award LTIP Units (and units into which they may be converted) will be subject to long-term sale and transfer restrictions pursuant to a tax matters agreement to be entered into concurrently with the closing of the Merger.

The foregoing summary descriptions of the OPP Amendments do not purport to be complete and are qualified in their entirety by the full text of the OPP Amendments.

Additional Information about the Proposed Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, the Company and Realty expect to prepare and file with the SEC a joint proxy statement and Realty expects to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to Realty’s proposed acquisition of the Company. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY REALTY WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company and Realty, as applicable, with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at http://ir.arctreit.com, and copies of the documents filed by Realty with the SEC are available free of charge on Realty’s website at http://www.realtyincome.com.

The Company, Realty and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and Realty’s stockholders in respect of the proposed Merger. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on May 21, 2012. Information regarding Realty’s directors and executive officers can be found in Realty’s definitive proxy statement filed with the SEC on March 30, 2012. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed Merger if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or Realty, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s and Realty’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to whether and when the transactions contemplated by the Merger Agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals for the transaction and the approval of the Merger Agreement by the stockholders of both parties; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the customers of the respective parties. Additional factors that may affect future results are contained in the Company’s and Realty’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company and Realty disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description

10.1	Incentive Listing Fee Note Agreement, dated as of September 6, 2012, by and among American Realty Capital Trust, Inc., American Realty Capital Operating Partnership, L.P. and AR Capital, LLC
10.2	First Amendment to Incentive Listing Fee Note Agreement, dated as of September 10, 2012, by and among American Realty Capital Trust, Inc., American Realty Capital Operating Partnership, L.P. and AR Capital, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST, INC.

Date: September 12, 2012	By: /s/ William M. Kahane
Name: William M. Kahane
Title: Chief Executive Officer and President